UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 12, 2013

REGENCY ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

DELAWARE	001-35262	16-1731691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Bryan, Suite 3700
 Dallas, Texas 75201
 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (214) 750-1771

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
This Current Report provides combined pro forma financial information of Regency Energy Partners LP (the “Partnership” or “Regency”) to reflect the contribution of Southern Union Gathering Company, LLC (“SUGS”) to the Partnership from Southern Union Company and various wholly-owned subsidiaries of Energy Transfer Partners, L.P. (“ETP”), as disclosed in the Partnership’s Form 8-K filed on February 27, 2013.  Energy Transfer Equity, L.P. (“ETE”) controls the general partners of both Regency and ETP.

Item 9.01 Financial Statements and Exhibits
(a)           Financial statements of business acquired.
The audited financial statements of SUGS as of December 31, 2012 and for the period from March 26, 2012 to December 31, 2012 and the period from January 1, 2012 to March 25, 2012 are filed as Exhibit 99.2 to this Current Report.

(b)           Pro forma financial information.
The unaudited pro forma combined balance sheet as of December 31, 2012 and the unaudited pro forma combined statement of operations for the year then ended of the Partnership and related notes are filed as Exhibit 99.1 to this Current Report.

(d)           Exhibits.
The following exhibits are being furnished herewith:

Exhibit
Number	Description
Exhibit 23.1	Consent of Independent Auditors
Exhibit 99.1	Unaudited Pro Forma Combined Financial Information and Related Notes
Exhibit 99.2
Audited Financial Statements of Southern Union Gathering Company, LLC as of December 31, 2012 and for the period from March 26, 2012 to December 31, 2012 and the period from January 1, 2012 to March 25, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY ENERGY PARTNERS LP By: Regency GP LP, its general partner By: Regency GP LLC, its general partner

	By:	/s/ Thomas E. Long
Thomas E. Long
Executive Vice President and
Chief Financial Officer

Date: April 12, 2013